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                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    September 15, 1999
                                                   --------------------


                            NBC Capital Corporation
                            -----------------------
               (Exact Name of Registrant as Specified in Charter)

        Mississippi                      0-12885             64-0694755
-------------------------------        -----------       ------------------
(State or Other Jurisdiction           (Commission          (IRS Employer
    of Incorporation)                  File Number)       Identification No.)

 NBC Plaza, Starkville, Mississippi                               39759
-----------------------------------                              --------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code     (662) 343-1341
                                                      ----------------------


                                  Not applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to an Agreement and Plan of Merger dated February 3, 1999, FFBS Bancorp, Inc. was merged with and into the Registrant, NBC Capital Corporation, effective immediately following the close of business on August 31, 1999. The Merger Agreement was approved by the shareholders of FFBS at a special meeting of shareholders held on June 14, 1999 and by the shareholders of NBC at the annual meeting of shareholders held on June 15, 1999. On June 28, 1999, the Office of the Comptroller of the Currency approved the Merger under Section 5(d)(3) of the Federal Deposit Insurance Act, as amended. The Merger has been accounted for on a pooling-of-interests basis.

     At June 30, 1999, NBC had total consolidated assets of $796 million and FFBS had total consolidated assets of $158 million.

     Prior to consummation of the merger, FFBS was a Delaware corporation and a registered savings and loan holding company under the Savings and Loan Holding Company Act. At June 30, 1999, FFBS had one wholly-owned subsidiary: First Federal Bank for Savings, a federally chartered stock savings bank, which was engaged principally in the business of attracting retail deposits from the general public and investing those deposits, together with funds generated from operations, primarily in one-to-four family loans, commercial business loans, construction loans and consumer loans.

     At June 30, 1999, NBC had one national bank subsidiary, National Bank of Commerce, that provides retail and commercial banking services, and a non-bank subsidiary, First National Finance Corporation, a Mississippi corporation that provides additional financial services not otherwise provided by National Bank of Commerce.

     Immediately after consummation of the Merger, FFBS was merged into NBC and First Federal Bank for Savings was merged into National Bank of Commerce; NBC and National Bank of Commerce are the surviving institutions. National Bank of Commerce will conduct the operations previously conducted by First Federal Bank for Savings.

     NBC is not aware of any material relationships among FFBS or its thrift subsidiary, on the one hand, and NBC or any of NBC's officials, any director or officer of NBC or any associate of any such director or officer, on the other hand. Upon consummation of the Merger, two members of the board of directors of FFBS were elected to the board of directors of NBC.

     Upon consummation of the Merger, FFBS shareholders received .8758 shares of NBC common stock for each share of FFBS common stock formerly held by them.
This exchange ratio was determined in accordance with the Merger Agreement by reference to the average market price of the NBC common stock for the twenty trading days prior to the consummation of the merger on August 31, 1999.

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     The shares of NBC common stock issued pursuant to the Merger Agreement were registered by means of a registration statement on Form S-4 (Registration No. 333-75293) filed by NBC with the Securities and Exchange Commission on March 30, 1999, and as amended by Form S-4A filed with the Securities and Exchange Commission on April 28, 1999 (collectively, the "Registration Statement"). The Registration Statement was declared effective on April 30, 1999. The Registration Statement, which includes the form of prospectus/proxy statement used in connection with NBC's annual meeting of shareholders held on June 15, 1999 and FFBS's special meeting of shareholders held on June 14, 1999, is incorporated herein by reference.


ITEM 5.  OTHER EVENTS

     NBC files this Report on Form 8-K also for the purpose of updating the description of its securities registered under the Securities Exchange Act of 1934, as amended (Commission File No. 0-12885), which was originally set forth in NBC's Registration Statement on Form 8-B dated October 11, 1984, to read in its entirety as follows:

Description of NBC Common Stock

     The authorized capital stock of NBC consists of 10,000,000 shares of common stock, $1.00 par value, of which 7,061,268 shares were outstanding on August 31, 1999 and 29,445 shares have been reserved for issuance pursuant to an employee stock option plan formerly maintained by FFBS. NBC's common stock is traded in the over-the-counter market. Current quotes of the market price of NBC common stock are available from the firms of Sterne, Agee, and Leach, Inc. and J.C. Bradford & Co., which make a market in NBC's common stock. The following description of NBC's capital stock is qualified in its entirety by reference to NBC's articles of incorporation and by-laws, each of which is incorporated by reference as an exhibit to this Report, and to the applicable provisions of the Mississippi Business Corporation Act ("MBCA").

     Voting Rights; Cumulative Voting. Holders of NBC common stock are entitled to cumulative voting rights in the election of NBC directors. Cumulative voting entitles an NBC shareholder to give one particular candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute the shareholder's total votes, computed on the same principle, among as many candidates as the shareholder chooses. NBC shareholders are entitled to one vote per share on all other matters to be voted on by shareholders.

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     Preemptive Rights.  NBC shareholders have full preemptive rights to purchase or subscribe for shares of any class of stock authorized by the board of directors for valid corporate purposes except for:

     (i)   stock issued otherwise than for cash;
     (ii) stock issued as compensation to directors, officers, agents or employees of NBC, its subsidiaries or affiliates; and
     (iii) stock issued to satisfy conversion or option rights created to provide compensation to directors, officers, agents or employees of NBC, its subsidiaries or affiliates.

     Dividend Rights. NBC shareholders are entitled to receive ratably dividends, if any, as may be declared by NBC's board of directors, in its discretion, out of funds legally available. NBC's ability to declare and pay dividends is restricted by federal statutes and regulations affecting bank holding companies. Dividends paid by NBC are substantially provided from dividends from National Bank of Commerce. There are certain limitations under federal law on the payment of dividends by national banks. Under federal law, the directors of a national bank, after making proper deduction for all expenses and other deductions required by the Comptroller of the Currency (the "Comptroller"), may credit net profits to the bank's undivided profits account, and may declare a dividend from that account of so much of the net profits as they judge expedient.

     The prior approval of the Comptroller is required, however, if the total of all dividends declared by a national bank in any calendar year will exceed the sum of such bank's net profits for that year and its retained net profits for the preceding two calendar years, less any required transfers to surplus. Federal law also prohibits national banks from paying dividends which would be greater than the bank's undivided profits after deducting statutory bad debt in excess of the bank's allowance for loan losses. Finally, the Federal Deposit Insurance Corporation Improvement Act generally prohibits a depository institution from making any capital distribution to its holding company if the depository institution would thereafter be "undercapitalized."

     In addition, both NBC and National Bank of Commerce are subject to various regulatory policies and requirements relating to the payment of dividends, including requirements to maintain adequate capital above regulatory minimums. The appropriate federal regulatory authority is authorized to determine under certain circumstances relating to the financial condition of a national bank or bank holding company that the payment of dividends would be an unsafe or unsound practice and to prohibit payment thereof. The Comptroller and the Federal Reserve Board have each indicated that banking organizations should generally pay dividends only out of current operating earnings. National Bank of Commerce's ability to pay dividends is also limited by prudence, statutory and regulatory guidelines, and a variety of other factors.

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     Liquidation Rights.  In the event of liquidation, dissolution, or winding up of NBC's business, shareholders are entitled to share ratably in all assets remaining after payment of liabilities.

     Shareholder Action. Any action required or permitted to be taken at any annual or special meeting of shareholders may be taken only upon the vote of the shareholders at the annual or special meeting, which has been duly called and noticed as provided in NBC's by-laws, and may not be taken by a written consent of the shareholders as otherwise provided in the MBCA. A majority of the outstanding common stock constitutes a quorum for the transaction of business by NBC's shareholders. When a quorum is present, other than the supermajority vote provisions set forth below, the affirmative vote of a majority of NBC's outstanding common stock present at the meeting decides the question brought before such meeting.

     Supermajority Voting Provisions. NBC's articles of incorporation contain certain provisions designed to provide safeguards for shareholders by requiring the affirmative vote of at least seventy-five percent (75%) of NBC's outstanding common stock. This supermajority vote is required to:

     (i) amend the provision in the articles of incorporation that provides for preemptive rights of NBC's shareholders in the issuance of NBC's capital stock;
     (ii) authorize (a) a merger or consolidation of NBC with, or (b) a sale, exchange, or lease of all or substantially all of NBC's assets to, any person or entity (unless approval of such transaction described in (a) or (b) is recommended by at least a majority of the entire board of directors);
     (iii) amend the provision of the articles of incorporation described in the preceding section (ii); and
     (iv) amend the provision of the articles of incorporation that outlines the factors requiring consideration by the board of directors in the event of a proposed tender offer or exchange offer for NBC's common stock, any proposed merger or consolidation of NBC or a subsidiary with or into another entity and any proposal to purchase or otherwise acquire all or substantially all of NBC's or a subsidiary's assets; and authorizes the board of directors to change the maximum number of directors.
      (v) amend the provision of the articles of incorporation that authorizes the board of directors to change the maximum number of directors.

     Fair Price Provisions. Mississippi has enacted the Shareholder Protection Act (the "Act"), which imposes supermajority voting provisions on all forms of corporate combinations, unless all shareholders receive a "fair price" in the transaction. Although banks and bank holding companies are exempt from the terms of the Act, a bank or a bank holding company may elect to opt in to the protections provided under the Act.

     In its articles of incorporation, NBC has elected to opt in to the protections afforded under the Act. Accordingly, the affirmative vote of at least seventy-five percent (75%) of NBC's outstanding common stock and the affirmative vote of the holders of at least sixty-seven

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percent (67%) of NBC's outstanding common stock held by shareholders other than a controlling party (as defined below) would be required for approval or authorization of a merger, consolidation, reverse stock split, sale, exchange or lease of all or substantially all of NBC's assets if such transaction involves any shareholder who owns or controls twenty percent (20%) or more of NBC's outstanding common stock at the time the transaction is proposed (the "controlling party"); provided, however, that the supermajority vote requirements described in this section on Fair Price Provisions do not apply to any transaction in which the conditions specified in either of the following subparagraphs (A) and (B) are met:

     (A) any transaction approved by a majority of the continuing directors. A continuing director is defined as a director who, while a member of the board of directors, is not a controlling party or in any manner affiliated or associated with or a representative of the controlling party and was a member of the board of directors prior to the time that the controlling party became a controlling party, and any person who subsequently becomes a member of the board of directors, while such person is a member of the board of directors, who is not a controlling party or in any manner affiliated or associated with or a representative of the controlling party if such person's nomination for election or election to the board of directors is recommended or approved by a majority of the continuing directors, as defined herein, then in office; or

     (B) All of the following conditions have been met:

         The aggregate amount of (x) cash and (y) fair market value (as determined by the continuing directors in good faith) as of the date of the consummation of any transaction of consideration other than cash, to be received per share by holders of common stock in such transaction shall be at least equal to the highest amount determined under sub-clauses (a), (b) and (c) below:

                  (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers'
               fees) paid by the controlling party for any share of common stock acquired by it (1) within the three-year period immediately prior to the first public announcement of the proposal of the transaction (the "announcement date") or (2) in the transaction in which it became a controlling party, whichever is higher;

                  (b) the fair market value (as determined by the continuing directors in good faith) per share of common stock on the announcement date or on the date on which the controlling party became a controlling party, whichever is higher; and

                  (c) (if applicable) the price per share equal to the fair
               market value (as determined by the continuing directors in good faith) per share of common stock determined pursuant to subparagraph (B)(b) above,

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               multiplied by the ratio of (1) the highest per share price
               (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the controlling party for any shares of common stock acquired by it within the three year period immediately prior to the announcement date to (2) the total shareholder's equity per share of common stock (determined in accordance with generally accepted accounting principles) on the first day in such three-year period on which the controlling party acquired any shares of common stock.

     Directors

     NBC's board of directors consists of a maximum of twenty-five (25) persons, each of whom is elected at the annual meeting of shareholders to serve a one-year term. The number of directors is fixed within the above-stated limit from time to time by resolution of the board of directors. The board of directors may adopt a resolution to amend the maximum number of twenty-five (25) directors, which resolution must be approved by NBC's shareholders. NBC directors may only be removed for cause, which is defined as "final conviction of a felony, unsound mind, adjudication of bankruptcy, non-acceptance of office or conduct prejudicial to the interests of the Corporation," by the affirmative vote of a majority of NBC's entire board of directors or by the requisite vote of NBC's shareholders.

     The MBCA permits corporations to (i) include provisions in their articles of incorporation that limit the personal liability of directors and officers, among others, for monetary damages resulting from breaches of the duty of care, subject to certain exceptions, and (ii) indemnify the directors and officers, among others, in certain circumstances for their expenses and liabilities incurred in connection with defending pending or threatened proceedings, as defined in the paragraph below. NBC's articles of incorporation and by-laws include provisions that eliminate the personal liability of its directors, officers, employees and agents to NBC and its shareholders for monetary damages for breach of fiduciary duty to the full extent currently permitted by the MBCA. Specifically, directors are exempt from liability, except for liability (i) for any breach of the director's duty of loyalty to NBC or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for voting or assenting to an illegal distribution of corporate assets, or (iv) for any transaction from which the director derived an improper personal benefit.

     If any proceeding, whether civil, criminal, administrative or investigative, is brought against an NBC director, officer, employee or agent, then NBC's articles of incorporation and by-laws provide for indemnification and advancement of all expenses needed by the director, officer, employee or agent to defend the litigation. The director, officer, employee or agent has no obligation to repay the expenses forwarded for this purpose, unless it is determined ultimately by NBC that the director, officer, employee or agent is not entitled to indemnification.

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     NBC's by-laws authorize NBC to maintain insurance covering the actions of its directors, officers, employees or agents and provide for indemnification to the fullest extent allowed under the MBCA.

     Amendment of By-laws

     NBC's By-laws may be amended or repealed by a majority vote of the entire board of directors or by the affirmative vote of the holders of at least two-thirds (66 2/3%) of NBC's outstanding common stock.

     Shareholders Meetings

     The annual meeting of NBC shareholders is held on the second Tuesday in April of each year at NBC's principal office in Starkville, Mississippi unless a different time or place, either within or without Mississippi, is designated by the board of directors.

     Special meetings of NBC shareholders may be called by the President, the Chairman of the Board of Directors, a majority of the board of directors, or by the holders of more than twenty percent (20%) of NBC's outstanding common stock.

     The transfer agent and registrar for NBC's common stock is SunTrust Bank, Atlanta, Georgia.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)(b) The financial statements required to be filed with this Form 8-K will be filed by amendment no later than October 31, 1999.

(c) Exhibits. The exhibits filed herewith are listed on the Exhibit Index following the Signature page.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, NBC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NBC CAPITAL CORPORATION


                                          /s/ Richard T. Haston
                                         ------------------------------------
                                         By:  Richard T. Haston
                                              Executive Vice-President, Chief
                                              Financial Officer and Treasurer

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                                 EXHIBIT INDEX


2.1 Agreement and Plan of Merger by and between NBC Capital Corporation and FFBS Bancorp, Inc. dated February 3, 1999 (included as Appendix A to the Proxy Statement-Prospectus dated May 7, 1999 forming part of NBC's Registration Statement on Form S-4 filed with the Commission on March 30, 1999, Commission file no. 333-75293, which Registration Statement is incorporated herein by reference as Exhibit 99.1 below).

2.2 Plan of Reorganization and Merger by and between National Bank of Commerce and First Federal Bank for Savings dated February 3, 1999 (included as Appendix A to the Proxy Statement-Prospectus dated May 7, 1999 forming part of NBC's Registration Statement on Form S-4 filed with the Commission on March 30, 1999, Commission file no. 333-75293, which Registration Statement is incorporated herein by reference as Exhibit 99.1 below).

4.1 Articles of Incorporation of NBC Capital Corporation (included as Exhibit B to NBC Capital Corporation's Definitive Proxy Statement dated March 20, 1998, and filed with the Commission on March 18, 1998, Commission file no. 0-12885, which Exhibit B is incorporated herein by reference).

4.2 By-laws of NBC Capital Corporation (included as Exhibit 3(b) to NBC Capital Corporation's Registration Statement on Form S-4A, filed with the Commission on November 4, 1998, Commission file no. 333-65545, which
     Exhibit 3(b) is incorporated herein by reference).

23.1 Consent of T. E. Lott & Company (to be filed by amendment).

99.1 NBC's Registration Statement on Form S-4, and the Amendment thereto (together the "Registration Statement," filed with the Commission on March 30, 1999 and April 28, 1999, respectively, Commission file no. 333-75293), which Registration Statement is incorporated herein by reference.